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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 18, 2006

                           NEWMONT MINING CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                    001-31240
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                            (Commission File Number)

                                   84-1611629
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                       (I.R.S. Employer Identification No.

                   1700 Lincoln Street, Denver, Colorado 80203
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               (Address of principal executive offices) (zip code)

                                 (303) 863-7414
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 18, 2006, Newmont Mining Corporation issued a news release reporting its production and costs applicable to sales for year ended December 31, 2005. A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 7.01.  REGULATION FD DISCLOSURE.

The news release issued on January 18, 2006 also announced 2006 guidance regarding gold sales and costs applicable to sales. A copy of the news release is furnished as Exhibit 99.1 to this report. The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise stated in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit Number    Description of Exhibit
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99.1              News Release dated January 18, 2006

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                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             By:    /s/ Sharon E. Thomas
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                                             Name:  Sharon E. Thomas
                                             Title: Vice President and Secretary

Dated: January 18, 2006

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                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit
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99.1              News Release dated January 18, 2006

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